UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2017 (September 12, 2017)

EMARINE GLOBAL INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49933	95-4886472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4th Floor, 15-14, Samsan-ro 308beon-gil

Nam-gu, Ulsan, 44715 Republic of Korea

(Address of principal executive offices) (zip code)

+82-70-7204-9352

(Registrant’s telephone number, including area code)

POLLEX, INC.

(Former name or former address, if changed since last report)

Copy to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Ference Kesner LLP

1185 Avenue of the Americas, 37th Fl.

New York, New York 10036

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 8.01 Other Events.

On August 15, 2017, eMARINE Global Inc., formerly Pollex, Inc, a Nevada corporation. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Company merged with its wholly-owned subsidiary (the “Merger Sub” and, the transaction, the “Merger”). Upon consummation of the Merger, the separate existence of Merger Sub ceased.

As permitted by Chapter 92A.180 of Nevada Revised Statutes, the purpose of the Merger was to effect a change of the Company’s name from Pollex, Inc., to eMARINE Global Inc. Upon the filing of Articles of Merger (the “Articles of Merger”) with the Secretary of State of Nevada on August 15, 2017 to effect the Merger, the Company’s Articles of Incorporation were deemed amended to reflect the change in the Company’s corporate name (the “Name Change”).

On August 17, 2017, in connection with the foregoing, the Company filed an Issuer Company-Related Action Notification Form with the Financial Industry Regulatory Authority (“FINRA”), requesting confirmation of the Name Change and also to request the change of the Company’s ticker symbol from “PLLX” to “EMRN” (the “Symbol Change”).

On September 11, 2017, FINRA announced the Company’s Name Change and Symbol Change, which became effective on September 12, 2017 on the OTC Markets. The new CUSIP number for the Company’s common stock is 29079G 109.

The Name Change and Symbol Change do not affect the rights of the Company’s security holders. The Company’s securities will continue to be quoted on the OTC Markets. Following the Name Change, the stock certificates, which reflect the former name of the Company, will continue to be valid. Certificates reflecting the Name Change will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent.

The foregoing information is a summary of each of the matters described above, is not complete, and is qualified in its entirety by reference to the full text of the Articles of Merger attached as Exhibit 3.1 hereto and the Merger Agreement attached as Exhibit 3.2 hereto. Readers should review those exhibits for a complete understanding of the terms and conditions associated with this matter.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
3.1	Articles of Merger, dated August 15, 2017

3.2	Agreement and Plan of Merger, dated August 15, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMARINE GLOBAL INC.

Dated: September 12, 2017	By:	/s/ Ung Gyu Kim
	Name:	Ung Gyu Kim
	Title:	Chief Executive Officer

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